UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005

ENER1, INC.
(Exact name of registrant as specified in its charter)

Florida	000-21138	59-2479377
(State or Other Jurisdiction of Incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

500 West Cypress Creek Road, Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Office) (Zip Code)

(954) 556-4020
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On April 29, 2005, Randall Paulfus resigned as Chief Financial Officer for the Company. Mr. Paulfus will remain an employee of the Company through May 31, 2005.

        On May 4, 2005, the Company appointed James Calarco as its interim Chief Financial Officer. Mr. Calarco, who is 49 years old, will also continue to serve as the Company’s Controller, a position he has held since 2003. From 2001 to 2003, Mr. Calarco was Accounting and IT Manager for Rymax, Inc., a marketing and distribution company. Prior to this, Mr. Calarco was Financial Systems Administrator for Knight Securities LP. From 1992 through 2000, Mr. Calarco was an Accounting Manager and Senior Consultant with Deloitte & Touche.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 4, 2005	ENER1, INC. /s/ Kevin P. Fitzgerald Kevin P. Fitzgerald Chief Executive Officer